UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8K
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2008

NAVIDEC FINANICAL SERVICES, INC.
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(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Suite 200, Denver, Colorado 80222
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(Address of principal executive offices)

303-222-1000
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(Registrant's Telephone number)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 8 - OTHER INFORMATION

ITEM 8.01 OTHER INFORMATION

On November 6, 2008, the Company held its annual shareholders’ meeting.  There were sufficient shares represented for a quorum.  There were sufficient votes to pass all of the proposals presented at the meeting.  The proxies were tallied by the transfer agent. The breakdown of the voting on each proposal is as follows:

		For	Against	Withhold
Proposal 1: To elect three directors (John McKowen, Jolee Henry, and Howard to hold office until the next annual meeting of shareholders.	John McKowen Jolee Henry Howard Farkas	6,635,085 6,448,163 6,648,202	0 0 0	34,485 221,401 21,368

Proposal 2: To appoint Schumacher and Associates, CPAs as independent auditors for fiscal year ended December 31, 2008		6,647,285	1,466	20,819

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVIDEC FINANCIAL SERVICES, INC. (Registrant)
Dated: November 12, 2008	By: /s/ John McKowen John McKowen, President & Chief Accounting Officer